UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street

Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amended Current Report on Form 8-K/A (“8-K/A”) is being filed to amend the Current Report on Form 8-K regarding a change in certifying accountant filed with the Securities and Exchange Commission on August 28, 2023 (the “Original 8-K”), to correct a statement in the Original 8-K regarding the absence of “reportable events” as that term is defined in Regulation S-K, Item 304(a)(1)(v).

Except for the added disclosure that there were “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K related to material weaknesses and the inclusion of the letter of RSM US LLP (“RSM”) addressed to the Securities and Exchange Commission, this 8-K/A does not amend or update any other information contained in the Original 8-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

During the Company’s fiscal years ended December 31, 2022 and 2021, and during the subsequent interim period through the date of this Current Report on Form 8-K, there were no (a) disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the material weaknesses in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2021 and of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The Company has provided RSM with a copy of the foregoing statements, including those in the Original 8-K, and has requested and received from RSM a copy of the letter addressed to the Securities and Exchange Commission stating that RSM agrees with the above statements, including those in the Original 8-K. A copy of the letter from RSM is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from RSM US LLP, dated August 29, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2023	MINIM, INC.

	By:	/s/ Jeremy Hitchcock
	Name:	Jeremy Hitchcock
	Title:	Executive Chairman of the Company